UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2014

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

McEwen Mining Inc. (the “Company”) held its annual meeting of shareholders on May 15, 2014.  Of the 297,159,359 shares outstanding and entitled to vote at the meeting, including exchangeable shares not held by the Company or its affiliates, 209,128,393 shares were voted, or 70.38% of the outstanding shares entitled to vote.

At the annual meeting, the shareholders elected the eight individuals nominated to be directors, approved the compensation of the named executive officers as described in the proxy statement, and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

Election results for the directors nominated at the meeting are as follows:

	Shares Voted
Name of Nominee	For	Withheld	Broker Non-Votes
Robert R. McEwen	140,089,849	605,731	68,432,776
Michele L. Ashby	140,056,004	639,576	68,432,776
Leanne M. Baker	140,036,634	458,946	68,432,776
Donald R.M. Quick	140,108,286	587,294	68,432,776
Michael L. Stein	140,122,457	573,123	68,432,776
Allen V. Ambrose	134,076,877	6,618,703	68,432,776
Richard W. Brissenden	112,649,675	28,945,905	68,432,776
Gregory P. Fauquier	140,154,856	540,724	68,432,776

Election results for the advisory vote on executive compensation are as follows:

For	Against	Abstain	Broker Non-Votes
138,427,690	1,398,953	868,974	68,432,776

Election results for the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2013 are as follows:

For	Against	Abstain	Broker Non-Votes
207,607,113	1,042,439	478,841	0

Item 7.01                                           Regulation FD Disclosure.

On May 16, 2014, the Company issued a press release announcing results of its annual meeting. A copy of the press release is attached to this report as Exhibit 99.1. In addition, a copy of the PowerPoint slides presented at the meeting is attached to this report as Exhibit 99.2. A video of the 2014 annual meeting can be viewed at:

http://vimeo.com/95522807

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                                         Exhibit.  The following exhibits are furnished with this report:

99.1                        Press release dated May 16, 2014.

99.2                        Annual Meeting Presentation Slides

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: May 16, 2014	By:	/s/ Nils F. Engelstad
Nils F. Engelstad, Vice President, General Counsel and Secretary